SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported)
                                 May 13, 2003


                          NATIONAL STEEL CORPORATION
 ----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       Delaware                     1-983                 25-0687210
    ---------------             ---------------          ---------------
(State or Other Jurisdiction    (Commission              (IRS Employer
     of Incorporation)           File Number)            Identification No.)


4100 Edison Lakes Parkway, Mishawaka, IN                   46545-3440
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(Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code:  574-273-7000


                                      N/A
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events and Required Regulation FD Disclosure.

         In anticipation of the pending closing of the sale by National Steel Corporation (the "Company") of substantially all of its principal steelmaking and finishing assets and iron ore pellet operations to United States Steel Corporation, Messrs. Mitsuoki Hino, Akira Uemura and Sotaro Wakabayashi have announced their resignation from the Company's board of directors, as anticipated, effective as of May 10, 2003. The remaining members of the board of directors of the Company adopted a resolution praising the distinguished service of Messrs. Hino, Uemura and Wakabayashi and wishing them success in their future endeavors.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 13, 2003                        NATIONAL STEEL CORPORATION
                                          ----------------------------------
                                                   Registrant


                                          By: /s/ Kirk A. Sobecki
                                              ------------------------------
                                              Kirk A. Sobecki
                                              Senior Vice President &
                                              Chief Financial Officer